UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

AMENDMENT NUMBER 2

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

         [ X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

          [   ] Definitive Information Statement

FIRST CORPORATION
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FIRST CORPORATION

Dear Stockholders:

On August 7, 2008, our board of directors and our officers, who hold a majority of the issued and outstanding shares, passed a resolution amending and restating our Articles of Incorporation. The amended and restated Articles of Incorporation is expected to be effective on or about September 8, 2008.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended. This Information Statement is being mailed to all stockholders of record as of the close of business on August 11, 2008.

Todd Larsen,

President and Chief Executive Officer

FIRST CORPORATION

INFORMATION STATEMENT REGARDING ACTION TO BE TAKEN BY WRITTEN CONSENT
OF MAJORITY STOCKHOLDERS IN LIEU OF MEETING

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being mailed on or about August 17, 2008 to stockholders of record as at August 7, 2008, and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No dissenter’s rights are afforded to our stockholders under Colorado law in connection with the corporate actions described below.

The cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement is being mailed or furnished to our stockholders in connection with the authorization of the corporate action described below as adopted by our Board of Directors and our officers, who hold a majority of the issued and outstanding shares, by written consent resolution dated August 7, 2008 signed by stockholders holding an aggregate shares of our common stock representing 77.76% of the 12,217,000 shares of common stock issued and outstanding on such date. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of this corporate action before it takes effect.

ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

On August 7, 2008, our Board of Directors and our officers, who hold a majority of the issued and outstanding shares, passed a resolution amending and restating our Articles of Incorporation . The amended and restated Articles of Incorporation is attached hereto as Exhibit A.

The action taken by our Board of Directors and our officers was adopted on August 7, 2008, by way of written consent in the form attached hereto as Exhibit B.

SUMMARY OF THE PROVISIONS OF THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

The amended and restated articles of incorporation include the following material changes:

The address of the corporation is modified to reflect the current address: 254-16 Midlake Boulevard, Calgary, Alberta, Canada T2X 2X7

The capital stock of the Corporation is adjusted to reflect an increase of the authorized shares of common stock from One Hundred Million Shares to Five Hundred Million Shares. This adjustment was made to provide for additional authorized shares, if needed, for alternative business opportunities (as, on May 18, 2008 our Board of Directors voted unanimously to discontinue exploration of it mineral claims in the Red Lake district of northern Ontario, due to the difficulty in securing adequate financing, as reported on Form 8-K on May 20, 2008.

There are no current or pending stock offerings, investments, or change of control transactions at this time. In addition, there are currently no plans, proposals, or arrangement to issue any additional authorized common stock in connection with an acquisition or a similar financing transaction.

 There are no changes to the number of authorized shares of preferred stock, 10,000,000

(Ten Million),

The Articles of Incorporation are amended to include the current members of the Board of Directors.

There are no other material adjustments to the Articles of Incorporation.

DISSENTER’S RIGHT OF APPRAISAL

Under Colorado law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the proposed name change.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of August 7, 2008, there were 12,217,000 shares of our common stock issued and outstanding. Each holder of common stock is entitled to one vote for each share held by such holder.

Stockholders holding 9,500,000 aggregate shares of common stock or 77.76 % of the common stock outstanding on the record date approved the amended and restated Articles of Incorporation

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of August 7, 2008, certain information regarding the beneficial ownership of our common stock by (i) each person who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each of our directors and executive officers; and (iii) all of our executive officers and directors as a group.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial owner	Percent of class
Common Stock	Todd Larsen 156 Mt. Robson Circle Calgary, AB T2Z 2C1	7,500,000	61.39
Common Stock	Sheryl Cousineau 16125 Shawbrooke Road, SW Calgary, AB T2Y 3B3	2,000,000	16.37
Common Stock	All executive officers and directors as a group (two persons)	9,500,000	77.76

1.

Beneficial ownership is calculated based on 12,217,000 shares of common stock issued and outstanding as of August 7, 2008. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

We are not aware of any arrangements that may result in a change of control of the Company.

AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

Pursuant to Rule 14c-2 under the Exchange Act, the amendment to our Articles of Incorporation will not be effected until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the Certificate of Amendment will be filed on or about the close of business September 8, 2008 on however we cannot guarantee that this date will be met.

VOTING PROCEDURES

Pursuant to Colorado corporate laws, the affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to amend our Articles of Incorporation, which vote was obtained by majority written consent of the holders of the issued and outstanding shares of our common stock on. As a result, the amended Articles of Incorporation were approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file reports and other information with the Securities and Exchange Commission (“SEC”). Certain of our SEC filings are available over the Internet at the SEC’s EDGAR archives at http://www.sec.gov.

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Board of Directors of First Corporation, 254-16 Midlake Boulevard, Calgary, Alberta, Canada  T2X 2X7  or by calling us at (403) 461-7283.

For the Board of Directors

/s/  Todd Larsen,

Todd Larsen

President, Chief Executive Officer and a Director

Exhibit A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

FIRST CORPORATION

     The undersigned, acting as incorporator, pursuant to the provisions of the laws of the State of Colorado relating to private corporations, hereby adopts the following Articles of Incorporation:

          ARTICLE ONE.  (NAME)

The name of the corporation is: FIRST CORPORATION

  The address of the corporation is: 254-16 Midlake Boulevard

                                                         Calgary, AB T2X 2X7

          ARTICLE TWO.  (RESIDENT AGENT)     The agent for service of process is Brian J. O’Shaughnessy, 150 Elm Street, Denver, State of Colorado 80220.

          ARTICLE THREE.  (PURPOSES)      The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Colorado or of the United States of America, and without limiting the generality of the foregoing, specifically:

               (OMNIBUS).     To have to exercise all the powers now or hereafter conferred by the laws of the State of Colorado upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

               II.  (CARRYING ON BUSINESS OUTSIDE STATE)      To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

               III. (PURPOSES TO BE CONSTRUED AS POWERS)

The purposes specified herein shall be construed both as purposes and powers and shall be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another,  although it be of like nature not expressed.

          ARTICLE FOUR.   (CAPITAL STOCK)    The corporation shall have authority to issue an aggregate of Five hundred and Ten Million shares of common and preferred shares as follows:

               (A)            NON-ASSESSABLE COMMON STOCK:  FIVE HUNDRED MILLION

(500,000,000) shares of Common stock, Par Value ONE MILL ($0.001) per share, and

    (B)        PREFERRED STOCK: TEN MILLION (10,000,000) shares of Preferred stock, Par Value ONE MILL ($0.001) per share; The Board of Directors of the Corporation  authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any Series and the designation thereof.

All capital stock when issued shall be fully paid and non-assessable.  No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any un-issued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

The corporations capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

Holders of the corporations Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.

ARTICLE FIVE.  (DIRECTORS).        The affairs of the corporation shall be governed by a Board of Directors of not more than fifteen (15) nor less than one (1) person.  The name and address of the Board of Directors is:

NAME                               ADDRESS

Todd Larsen

156 Mt. Robson Circle

Calgary, AB T2Z 2C1

Sheryl Cousineau

16125 Shawbrooke Road

Calgary, AB

               ARTICLE SIX.   (ASSESSMENT OF STOCK).  The capital stock of the corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the corporation, and no paid up stock and no stock issued as fully paid up shall ever be assessable or assessed.

               ARTICLE SEVEN.  (INCORPORATOR).    The name and address of the incorporator of the corporation is as follows:

            Inge L. E. Kerster

1630 York Avenue

New York, NY 10028

               ARTICLE EIGHT.  (PERIOD OF EXISTENCE).  The period of existence of the Corporation shall be perpetual.

               ARTICLE NINE.  (BY-LAWS) Its Board of Directors shall adopt the initial By-laws of the corporation.  The power to alter, amend, or repeal the By-laws, or to adopt new By-laws,

shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-laws.

               ARTICLE TEN.  (STOCKHOLDERS MEETINGS).  Meetings of stockholders shall be held at such place within or without the State of Colorado as may be provided by the By-laws of the corporation.  The President or any other executive officer of the corporation, the Board of Directors, or any member may call special meetings of the stockholders thereof, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting.  Any action otherwise required to be taken at a meeting of the stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

               ARTICLE ELEVEN.  (CONTRACTS OF CORPORATION) No contract or other transaction between the corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation shall be any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors or officers of such other corporation.  Any director of this corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this corporation, or a majority thereof; and any director of this corporation who is also a director or officer of such other corporation, or who is so interested, may e counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were no such director or officer of such other corporation or not so interested.

               ARTICLE TWELVE.  (LIABILITY OF DIRECTORS AND OFFICERS)    No director or officer shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this Article Twelve shall not  eliminate or limit the liability of a director or officer for (I) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of the Colorado Revised Statutes.

*******************

EXHIBIT B

WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING OF
THE DIRECTORS AND STOCKHOLDERS OF
 FIRST CORPORATION

_______________________________

                                                             August 7, 2008

          In accordance with the provisions of the Colorado Corporation Code (the “Colorado Corporation Code”), the undersigned, being the director and holders (the “Stockholders”) of the majority of the issued and outstanding shares of common stock of    First corporation, a Colorado corporation (the “Corporation”), by written consent in lieu of a special meeting of the Directors and Stockholders of the Corporation, hereby agree to the following resolutions:

Approval of Amended and Restated Articles of Incorporation

          RESOLVED, that the Directors and Stockholders hereby approve amended and restated Articles of Incorporation attached hereto and incorporated herein.

          The execution of this written consent shall constitute written waiver of any notice required by the Colorado Corporation Code, the Corporation’s bylaws, as amended, or the Corporation’s Articles of Incorporation. The actions set forth herein shall be effective on the date first specified above.

IN WITNESS WHEREOF, this consent, which may be executed by facsimile and in counterparts, was executed by each of the undersigned stockholders on the date set forth opposite his, her or its signature, and the action taken hereby was effective on the date specified above.

s/ Todd Larsen

    Todd Larsen,

President, Director and Chief Executive Officer	Date: August 26, 2008

  /s/ Sheryl Cousineau

        Sheryl Cousineau,

Secretary/Treasurer, Director

     Date: August 26, 2008

Principal Accounting Officer